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                                                                            10.8

                          VACATION EMPORIUM CORPORATION

            AMENDED AND RESTATED SUBSCRIPTION AND RIGHTS AGREEMENT

Vacation Emporium Corporation
90 Madison Street
Denver, Colorado  80806

Ladies and Gentlemen:


      The undersigned, David McCallen, an individual residing at 304 North Saint Asaph Street, Alexandria, Virginia 22314 (the Subscriber"), entered into a Subscription and Rights Agreement, dated July 30, 1999 (the "Subscription Agreement"), with Vacation Emporium Corporation, a Nevada corporation (the "Company"), pursuant to which, among other things, the Subscriber agreed to purchase certain shares of the Company's common stock, par value $.001 per share (the "Common Stock"). The Subscriber and the Company wish to correct certain errors contained in the Subscription Agreement and, as so corrected, to restate in its entirety the Subscription Agreement. Accordingly, the Subscriber and the Company hereby do amend and restate in its entirety the Subscription Agreement as follows:

1.          Subscription.
            ------------
            Subject to the terms and conditions of this Agreement, Subscriber hereby subscribes for and agrees to purchase simultaneously with the execution hereof, 526,923 shares of Common Stock for the aggregate purchase price of $1,317.31, payable by check delivered to the Company simultaneously herewith (the shares of Common Stock acquired by the Subscriber hereunder are referred to herein as the "Shares"). Simultaneously with the execution hereof, or as soon thereafter as practicable, the Company shall deliver to Bryan Cave LLP as escrow agent
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(the "Escrow Agent") one or more certificates representing the Shares purchased hereunder, registered in the name of the Subscriber on the books and records of the Company, to be held in escrow in accordance with the terms of the Escrow Agreement (as defined below).

            2. Acceptance of Subscription. By its signature below, the Company may, in its sole and absolute discretion, accept this subscription, and such subscription shall not be binding unless and until accepted by the Company.

            3. Employment Agreement. Simultaneously with the execution hereof, the Subscriber will enter into an Employment Agreement (the "Employment Agreement") with the Company in substantially the form annexed hereto as Exhibit A.

            4. Escrow Agreement. Simultaneously with the execution hereof, the Company and the Subscriber will enter into an Amended and Restated Escrow Agreement (the "Escrow Agreement") with the Escrow Agent in substantially the form annexed hereto as Exhibit B.

            5. Restrictions on Transfer of Shares. The Subscriber covenants to the Company and agrees that, except as contemplated hereby and by the Escrow Agreement, he will not sell, transfer, assign, gift, devise, pledge, hypothecate, grant a security interest in, mortgage, option, donate, or otherwise encumber (except as contemplated hereby and by the Escrow Agreement) or dispose of, voluntarily or involuntarily, directly or indirectly, with or without consideration (collectively, "Transfer") any of the Shares for so long as such Shares are held in escrow pursuant to the Escrow Agreement. Any Transfer of Shares in violation of this Section 5, whether voluntary or involuntary, shall be void and of no force and effect and shall transfer no right, title or interest in or to those Shares to the purported transferee, buyer, assignee, pledgee or encumbrance holder of such Shares.

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            6. Release of Shares; Right to Repurchase Shares.
               ---------------------------------------------
            The parties acknowledge that, pursuant to and in accordance with the terms of the Escrow Agreement, the Shares will be held in escrow by the Escrow Agent and will be released from escrow from time to time during the period (the "Escrow Period") commencing on the date hereof and ending two years from the date, if any, on which the Company completes its acquisition (the "WSS Acquisition") of all the issued and outstanding shares of Wall Street Strategies, Inc., a Delaware corporation, ("WSS") from WSS's sole shareholder, Charles V. Payne ("Payne").

            (a) If the WSS Acquisition is completed within ninety (90) days after the date hereof (the "Interim Period"), the Escrow Agent will release from escrow and deliver to the Subscriber 175,641 Shares in accordance with the terms of the Escrow Agreement. If the WSS Acquisition is not completed by the end of the Interim Period, the Subscriber agrees to sell to the Company, and the Company agrees to purchase from the Subscriber, all of the Shares for an aggregate purchase price equal to the aggregate purchase price paid by the Subscriber for such Shares pursuant hereto, such purchase and sale to be completed within three (3) business days after termination of the Interim Period.

            (b) On the six month anniversary of the date of completion (if any) of the WSS Acquisition (the "Condition Date"), the Escrow Agent will release from escrow and deliver to the Subscriber 175,641 Shares in accordance with the terms of the Escrow Agreement.

            (c) The Escrow Agent will release from escrow and deliver to the Subscriber (i) 35,128 Shares on each of the six month, nine month, twelve month and fifteen month anniversaries of the Condition Date and (ii) the balance of 35,129 Shares on the eighteen month anniversary of the Condition Date.

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            (d) If the Subscriber's employment by the Company is terminated by the Company for Cause (as defined in the Employment Agreement), the Subscriber agrees to sell to the Company, and the Company agrees to purchase from the Subscriber, all of the Shares held in escrow pursuant to the Escrow Agreement as of the date of such termination for an aggregate purchase price equal to the aggregate purchase price paid by the Subscriber for such Shares pursuant hereto, such purchase and sale to be completed within three (3) business days after the date of termination.

            (e) If the Subscriber's employment by the Company is terminated during the Escrow Period by reason of the Subscriber's death or Disability (as defined in the Employment Agreement) or otherwise without Cause (as defined in the Employment Agreement), all of the Shares held in escrow pursuant to the Escrow Agreement as of the date of such termination will be released by the Escrow Agent to the Subscriber (or his estate or legal representative, as the case may be) in accordance with the terms of the Escrow Agreement.

            7. Representations and Warranties of the Company. The Company hereby represents and warrants to the undersigned as follows:

            (a) Organization and Qualification; Subsidiaries. The Company is a corporation, duly incorporated, validly existing and in good standing under the laws of the state of Nevada, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which a failure to so qualify would have a material adverse effect in its business.

            (b) Capital Structure. As of the date hereof (and assuming the issuance of the Shares), the authorized capital stock of Company will consist of: (A) 5,000,000

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shares of Preferred Stock, par value $.001 per share, none of which are outstanding and (B) 50,000,000 shares of Common Stock, par value $.001 per share. Upon completion of the issuances of shares of Common Stock contemplated by this Agreement and agreements with third parties being entered into simultaneously herewith, a maximum of 15,702,564 shares of Common Stock will be issued. All outstanding shares of Common Stock are validly issued, fully paid, nonassessable. The Shares being purchased hereunder, when issued, sold and delivered in accordance with the terms of this Agreement, will (subject to the escrow described herein and in the Escrow Agreement) be duly and validly issued, fully paid and nonassessable, and will be free of restrictions on transfer other than restrictions under applicable state and federal securities laws and restrictions imposed under this Agreement and the Escrow Agreement. Other than commitments in connection with issuances to third parties of up to 1,258,205 shares of the Company's Common Stock being made simultaneously herewith, there are no options, warrants, calls, rights (including conversion or preemptive rights), commitments, agreements, contracts, understandings, restrictions, arrangements or rights of any character to which the Company is a party or by which it may be bound obligating the Company to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of the Company's Common Stock or obligating the Company to grant, extend or enter into any such option, warrant, call, right, commitment, agreement, contract, understanding, restriction, arrangement or right to or with any person or persons whatsoever, except for options to be granted to the Subscriber and Shawn D. Baldwin pursuant to their respective employment agreements to be executed with the Company.

            (c) Authority. The Company has all requisite corporate power and authority to enter into this Agreement, and to consummate the transactions contemplated hereby. The execution and delivery by the Company of this Agreement and the consummation of the

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transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company enforceable in accordance with its terms.

            8. Representations and Warranties of the Subscriber. The Subscriber hereby represents and warrants to the Company as follows:

            (a) Organization; Authority. He has the requisite power, authority and capacity to enter into and to consummate the transactions contemplated hereby and otherwise to carry out his obligations hereunder. This Agreement has been duly executed and delivered by the Subscriber and constitutes his valid and binding obligation, enforceable in accordance with its terms.

            (b) Subscriber's Status. The Subscriber understands that the securities to be purchased hereunder have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under the securities law of any jurisdiction, that the purchase and sale is being made in reliance upon certain exemptions from registration and that the Company's reliance on such exemption is predicated in part upon the accuracy of the Subscriber's representations in this Section 8. The Subscriber confirms that he is a resident of the jurisdiction set forth at the foot of this Agreement.

            (c) Lack of Liquidity. The Subscriber hereby acknowledges and confirms that (i) the Shares are "restricted securities" under the Securities Act because they are being acquired from the Company in a transaction not involving a public offering, and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances; (ii) there is presently no public

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market for the sale or resale of the Company's Equity Securities and the
Company has not made any commitment, and is under no obligation, to register any shares of its capital stock of any class for public sale in the future; (iii) if in fact the Company undertakes to register any shares of its Equity Securities for public sale in the future, there can be no assurance that it will be successful in causing such registration to occur; and (iv) as a result of the foregoing, the Shares may be required to be held by the Subscriber indefinitely.

            (d) Purchase for Investment, Speculative Investment, etc. The undersigned represents and warrants that: (i) he is acquiring the Shares for his own account for investment only and not with a view to, or for sale in connection with, a distribution within the meaning of the Securities Act; (ii) he has no present intention of selling or otherwise disposing of any portion of the Shares except as contemplated hereby; (iii) he has been afforded the opportunity to request, and has received such information regarding the Company and its present and prospective business, assets and liabilities and the backgrounds of the principals of the Company as he has deemed material to making the decision to acquire the Shares and has been afforded the opportunity to ask questions of and receive answers from the Company's senior management concerning present and prospective business prospects of the Company; (iv) he has fully considered such information as has been provided by the Company in valuing the Company and assessing the merits of the transactions contemplated hereby; (v) he recognizes that an investment in the Shares involves special, speculative and substantial risk because, among other things, the Company has conducted no business since March 31, 1999 other than to enter into a non-binding letter of intent with Payne to effect the WSS Acquisition (as such terms are defined in Section 6 hereof), there can be no assurance that the Company will complete the WSS Acquisition, or any transaction, the Company does not presently have professional management,

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customers or sales, the Company does not presently have the resources to achieve its strategic objectives (to the extent they have been identified), the Shares are subject to significant legal restrictions upon resale and, in any case, there may be no future market for resale of the Shares; (vi) he is able to fend for himself in the transactions contemplated by this Agreement, and is, on his own or through his professional advisors, knowledgeable in business and financial matters and, accordingly, is capable of evaluating and has evaluated the merits of the transactions contemplated hereby; (vii) he has made the determination to enter into this Agreement based upon his own independent evaluation and assessment of the value of the Company and its present and prospective business prospects and has not relied on, or been induced to enter into this Agreement on account of any representation or warranty of any kind or nature, whether oral or written, express or implied, except for such representations and warranties of the Company as are specifically set forth in this Agreement, (viii) he is financially capable of bearing a total loss of his investment in the Shares and (x) at no time was he presented with, or solicited by any publicly issued or circulated newspaper, magazine, mail, radio or television or any other form of general advertising or solicitation in connection herewith.

            9. Transfer Restrictions under the Securities Laws. If (subject to the limitations contained herein) the Subscriber should decide to dispose of any of the Shares to be purchased hereunder, the Subscriber understands and agrees he may do so only (i) pursuant to an effective registration statement under the Securities Act (which the Company is under no obligation to file) or (ii) pursuant to an available exemption from registration under the Securities Act. In connection with any transfer of any Shares other than pursuant to an effective registration statement, the Company may require that the Subscriber provide to the Company an opinion of

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counsel reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such Shares under the Securities Act or any state securities laws.

            Each certificate representing the Shares shall bear the following legend:

            THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAW, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (ii) THIS CORPORATION RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THESE SECURITIES SATISFACTORY TO THIS CORPORATION STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (iii) THIS CORPORATION OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

            THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER PROVISIONS CONTAINED IN A SUBSCRIPTION AND RIGHTS AGREEMENT DATED __________, 1999, AND AN ESCROW AGREEMENT DATED __________, 1999. COPIES OF SAID AGREEMENTS MAY BE EXAMINED AT THE PRINCIPAL OFFICE OF THE CORPORATION.

            The first legend set forth above may be removed if and when the Shares represented by such certificate may be disposed of pursuant to an effective registration statement under the Securities Act or in the opinion of counsel to the Company such legend is no longer required under applicable requirements of the Securities Act. The second legend set forth above may be removed if and when the Shares represented by such certificate are released from escrow in accordance with the terms of the Escrow Agreement. The stock certificates representing the Shares shall also bear any other legends required by applicable Federal or state securities laws, which legends may be removed when, in the opinion of counsel to the Company, such legends

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are no longer required under the applicable requirements of such securities laws. The Company agrees that it will provide the Subscriber, upon request, with a substitute stock certificate or certificates, free from such legends at such time as such legends are no longer applicable.

            10. Restriction on Dealing in Company Stock. The Subscriber covenants to, and agrees with the Company that unless and until the earliest of
(a) the abandonment of the WSS Acquisition or (b) the completion and public announcement of the completion of the WSS Acquisition, he will not, directly or indirectly, engage in, or cause any other person to engage in any transaction, for his own account or the account of any other person, involving any of the Company's securities, including without limitation any purchase or sale of the Company's securities, other than the purchase and any sale of the Shares as contemplated by this Agreement and the Escrow Agreement.

            11. Stop Transfer Instruction. The Subscriber agrees that the Company shall be entitled to make a notation on its records and give instructions to any transfer agent of the Company in order to implement the restrictions on transfer set forth in this Agreement.

            12. Fees and Expenses. Whether or not the transactions contemplated by this Agreement are consummated, each party hereto shall pay its own expenses and the fees and expenses of its counsel and accountants and other experts.

            13. Entire Agreement; Amendments. This Agreement, together with the Exhibits and Schedules hereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, including, without limitation, the Subscription Agreement.

            14. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been received (a) upon hand

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delivery (receipt acknowledged) or delivery by telex (with correct answer back received), telecopy or facsimile (with transmission confirmation report) at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

            If to the Company:

            Vacation Emporium Corporation
            90 Madison Street
            Denver, Colorado  80806

            With a copy to:

            Bryan Cave LLP
            245 Park Avenue
            New York, New York  10167-0034
            Telecopier:  (212) 692-1900
            Attn.:  Steven A. Saide, Esq.


            If to the Subscriber:

            David McCallen
            304 North Saint Asaph Street
            Alexandria, Virginia  22314

            With a copy to:

            Hazel Thomas, P.C.
            3110 Fairview Park Drive
            Suite 1400
            Falls Church, Virginia  22042
            Telecopier:  (703) 641-4340
            Attn.:  Benton Burroughs, Jr., Esq.


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or such other address as may be designated in writing hereafter, in the same manner, by such person.

            15. Amendments; Waivers, Jurisdiction. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and the Subscriber, or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter. Each party hereto irrevocably submits to the non-exclusive jurisdiction of any state or federal court located in New York County, State of New York, in respect of any legal action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby.

            16. Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

            17. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof.

            18. Counterpart. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it

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being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

            19. Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affecting or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable



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substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of July 30, 1999.

                                          PURCHASER:



                                          /s/  David McCallen

                                          Name:    David McCallen
                                          Address: 304 North Saint Asaph Street
                                                   Alexandria, Virginia  22314



                                          No. of Shares of Common Stock to be
                                          Purchased:  526,923



                                          Date:  As of July 30, 1999





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                           ACCEPTANCE OF SUBSCRIPTION

            The Subscription Agreement of the Subscriber indicated herein below with respect to Vacation Emporium Corporation is hereby accepted, and such Subscriber is hereby allocated the Shares indicated below.

                                    VACATION EMPORIUM CORPORATION


                                    By:  /s/  Ian Rice

                                        Name:  Ian Rice
                                        Title:  Chariman

Subscriber:  David McCallen

No. of Shares of Common Stock Allocated:  526,923



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